                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JULY 23, 1999
                                                  ------------------------------


                        DIGITAL GENERATION SYSTEMS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         California                    000-27644                94-3140772
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(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)           Identification No.)


875 Battery Street, San Francisco, California                      94111
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (415) 276-6600
                                                   -----------------------------


                                      Same
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         (Former name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS

The information which is set forth in the Registrant's Press Releases dated July 23, 1999 is incorporated by reference.

ITEM 7. EXHIBITS

(c)     EXHIBITS:

        Exhibit
        Number
        ------
        99.1        Text of Press Release dated July 23, 1999. "DG Systems Names
                    Matthew Devine Chief Executive Officer and Omar Choucair
                    Chief Financial Officer"

        99.2        Text of Press Release dated July 23, 1999. "DG Systems Names
                    Matthew Devine And Michael Linnert To Board Of Directors"

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL GENERATION SYSTEMS, INC.



Date:  August 2, 1999                   By: /s/ OMAR CHOUCAIR
                                            ------------------------------------
                                            Omar Choucair
                                            Chief Financial Officer
                                            (Principal Financial and Chief
                                            Accounting Officer)

                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------
99.1              Text of Press Release dated July 23, 1999. "DG Systems Names
                  Matthew Devine Chief Executive Officer and Omar Choucair Chief
                  Financial Officer"

99.2              Text of Press Release dated July 23, 1999. "DG Systems Names
                  Matthew Devine And Michael Linnert To Board Of Directors"